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                                                                    EXHIBIT 10.9

     SHOPPING CENTER LEASE

     This Lease is entered into by and between CHESTNUT-DUPONT PARTNERS, an Indiana general partnership, hereinafter called "Landlord", and TOWER BANK, hereinafter called "Tenant."

     1) DESCRIPTION OF THE PREMISES. The Leased Premises are located in Northbrook Village in an area depicted on the plot plan attached and marked Exhibit "A." The Leased Premises contain approximately 2,600 square feet of office space and three drive-up lanes and carry the address of 1545 West Dupont Road.

     2) TERM. The term of this lease shall be sixty (60) months, shall commence on the 1st day of June 2000 and shall terminate on the 3lst day of May 2005.

     3) RENT. The per square foot rental rate for the leased premises at the inception of the lease is $10.34 per square foot. Tenant shall pay as total rent the following:

     06/01/00 - 05/31/01    $2,241.00 per month
     06/01/01 - 05/31/02    $2,286.00 per month
     06/01/02 - 05/31/03    $2,332.00 per month
     06/0l/03 - 05/31/04    $2,378.00 per month
     06/01/04 - 05/31/05    $2,426.00 per month

     This lease shall commence and rental payments shall be made beginning with the earlier of the date Tenant is open for business to the public or June 1, 2000.

     Payments are due in advance on the first day of each month at 803 South Calhoun Street, Suite 400, Fort Wayne, Indiana 46802, made payable to Chestnut-Dupont Partners. Rental payments not received by Landlord by the 15th day of the month in which the payment is due shall be assessed a late charge of 2% of the delinquent payment.

     4) OPERATING EXPENSES - Landlord shall be responsible for payment of the following operating expenses which shall not become a part of prorata Common Area Maintenance:

     Structural Maintenance
     Roof Maintenance

     Landlord shall be responsible for payment of the following operating expenses which shall become a part of the prorata Common Area Maintenance:

     Real Estate Taxes
     Exterior Maintenance
     Parking Lot Maintenance
     Snow Removal

     Insurance
     Grounds Maintenance
     Northbrook Village Assn Dues
     Trash Service



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     Tenant shall be responsible for direct payment of the following operating expenses:

     Electricity
     Water
     Interior Maintenance
     Cleaning Service

     Natural Gas
     Telephone Service
     HVAC Maintenance

     5) COMMON AREA MAINTENANCE. Landlord agrees to maintain parking areas, sidewalks, and driveways; to keep the common areas reasonably clear of snow and debris; and to provide for proper supervision of such areas as necessary and adequately illuminate the parking and sidewalk areas during business hours at night.

     Tenant agrees to pay upon demand, in addition to the rent set forth herein, a prorata share of the cost of operation of the common areas of the 32,000 square foot building known as Northbrook Village. Tenant is responsible for 8.13% of the Common Area Maintenance expense, which amount is estimated to be $542.00 per month for the year 2000. Commencing January 2001 and continuing each year thereafter, Landlord shall submit a recap of the prior year of Common Area Maintenance expense as well as a budget for the upcoming year. Should the prior year's estimates not be sufficient to cover the actual expense, Tenant shall pay his prorata share of said shortfall. If the estimates for the prior year were greater than the actual expenses, said amount shall be carried forward for Common Area Expenses for the upcoming year. Any amount payable by Tenant under this paragraph shall be payable within 30 days after receipt.

     6) CONSTRUCTION, ALTERATION AND ACCEPTANCE. Landlord will complete construction at Landlord's expense, the store unit comprising the Leased Premises according to plans and specifications as set forth in a contract with Felderman Design/Build and dated January 26, 1999. The description of the interior space of the Leased Premises is further described on Exhibit "B" attached hereto and made a part hereof. Upon tenant completing the tenant finish and taking occupancy, there shall be no material alterations to the Leased Premises without the express written consent of Landlord.

     7) POSSESSION AND USE. Tenant covenants that the premises shall be used for financial services and shall not be used or permitted to be used for any other purpose.

     Tenant shall not use the common area of the shopping area or walks adjacent to the Leased Premises for any display or storage of merchandise or use such common area in any way that would interfere with the use of such areas by the public or others without the express written consent of Landlord.

     The premises shall not be used for any unlawful purpose or unlawful acts committed thereon. Tenant shall not commit or permit waste or damage to the premises. Tenant shall not use or permit the use of the leased property for any purpose which, in the reasonable opinion of Landlord, would adversely affect the then value or character of the leased property. Tenant will comply with and obey all laws, regulations or orders of any governmental authority, directions of the management, and building rules and regulations.

     Tenant shall not use any advertising media in or about the Leased Premises that shall be deemed objectionable to the Landlord, other tenants or the public, including, without limiting the generality thereof, loudspeakers, phonographs, or radio broadcasts in a manner to be heard outside the Leased Premises. Tenant shall not conduct any auction, fire, or bankruptcy sale in the Leased Premises, install any exterior lighting or plumbing fixtures, shades, awnings, or any exterior decorations or painting; or make any changes in the storefront or exterior of the Leased Premises without the previous written consent of Landlord.


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     8) HOLDOVER - If Tenant shall occupy said premises, with or without the consent of the Landlord, after the expiration of this Lease and option, if exercised, and rent is accepted from Tenant, such occupancy and payment shall be construed as an extension of this Lease for the term of one (1) month only from the date of such expiration, and occupation thereafter shall operate to extend this Lease but one (1) month at a time, unless other terms of such extension are endorsed hereon in writing and signed by the parties hereto. Monthly rental during any holdover period shall be one hundred twenty-five percent (125%) of the monthly rent payable by Tenant the month prior to the expiration of the Lease as well as Common Area Maintenance expense referred to in Paragraph 5 above.

     9) SURRENDER OF PREMISES - Tenant may, at any time, prior to or upon the termination of this Lease or any renewal or extension thereof, remove from the leased premises, all materials, equipment, and property of any sort or nature installed by Tenant in the premises, provided that such property is removed without substantial injury to the premises, and further provided that no property shall be removed which was paid for by Landlord either through actual installation, or from the granting of a Tenant finish allowance. Any such property not removed by the expiration date of the lease or renewals or extensions thereof, shall become the property of Landlord. -

     10) ASSIGNMENT OR SUBLETTING - This Lease shall not be assigned nor the leased premises underlet, in whole or in part, nor shall said premises or any part thereof be used by any parties other than the Tenant and its employees, without the written consent of Landlord, which consent shall not be unreasonably withheld, and if such consent be given, the Tenant shall nevertheless remain primarily liable to perform all covenants and conditions hereof and to guarantee such performance by its assignee or sub-tenant.

     11) RIGHTS RESERVED TO LANDLORD - Landlord reserves, and shall at all times have the right to reenter the premises in any emergency and also to inspect the same, and to alter, improve, remodel or repair the premises and any portion of the real estate of which the premises are a part, without abatement of rent and without incurring any liability to Tenant; therefore, Tenant hereby waives, as against Landlord, any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the premises, and any other loss occasioned thereby. Notwithstanding the foregoing, for security reasons, Landlord shall not enter the premises without an employee or representative of Tenant present.

     12) DAMAGE BY FIRE OR OTHER CASUALTY - If, during the term of this Lease, the real estate is so damaged by fire or other casualty that the real estate or the premises are rendered unfit for occupancy, as determined by Landlord and Tenant, and Landlord gives Tenant written notice to that effect, then this Lease shall cease and terminate from the date of such damage. In such case, Tenant shall pay the rent apportioned to the time of damage and shall immediately surrender the premises to the Landlord upon Landlord's request therefor. If, following damage to the premises for cause other than by Tenant's acts or omissions to act, Landlord gives Tenant written notice that it has determined that such damage can be repaired within ninety (90) days from the date of damage, Landlord, if it so elects, may enter and repair, and this Lease shall not be affected except that the rent shall be apportioned and suspended while such repairs are being made until the premises are again suitable for occupancy. If, however, such damage is caused by Tenant's acts or failure to act, and Landlord elects, in accordance with this paragraph, to repair, then Tenant's obligation to pay rent shall not be suspended, nor shall such rent be apportioned but Tenant shall be obligated to pay the full rent reserved in accordance with the terms of this Lease during such period of repair.

     13) SUBORDINATION - This Lease and Tenant's rights hereunder shall be subject and subordinate at all times in lien and priority to any first mortgage or other primary encumbrance now or hereafter placed upon or affecting the Premises, and to any second mortgage or encumbrance with the consent of the first mortgagee, and to all renewals, modifications, consolidations and extensions thereof, without the necessity of any further instrument or act on the part of Tenant. Tenant shall execute and deliver upon demand any further instrument or instruments confirming the subordination of this Lease to the lien of any such first mortgage or to the lien of any other mortgage if requested to do so by Landlord with the consent of the first mortgagee, and any further


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     instrument or instruments of attornment that may be desired by any such mortgagee or Landlord. Notwithstanding the foregoing, any mortgagee may at any time subordinate its mortgage to this Lease, without Tenant's consent, by giving notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery, and in that event such mortgages shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution and delivery of the mortgage and had been assigned to such mortgagee.

     14) LIABILITY INSURANCE - Tenant agrees to protect and save Landlord harmless from any claims for injuries to property or person resulting from accident or other happenings on the premises, and Tenant shall provide, maintain, and pay the cost of liability insurance insuring Landlord and Tenant, as their respective interests may appear, against any and all claims which may be established or made against Landlord for property damage and for damages which may result from the death of or injury to any person or persons who may be in the demised premises during the said term, which said insurance shall be in the amount of One Hundred Thousand Dollars ($100,000.00) for property damage, and in the amount of at least Two Hundred Fifty Thousand Dollars ($250,000.00) for the death of or injury to one (1) person, and in the amount of at least Five Hundred Thousand Dollars ($500,000.00) for the death of or injury to two (2) or more persons.

     15) CASUALTY INSURANCE - Landlord shall maintain, at all times during the term of this Lease and any period of renewal, with respect to the leased premises, insurance, including so-called "extended coverage" insurance, insuring the building and the leased premises against loss or damage by fire and the elements in an amount at all times equal to but not less than eighty percent (80%) of the full insurable value of the building and improvements and appurtenances thereto (other than for those improvements to be installed by Tenant hereunder) with responsible insurance companies authorized to transact such business in the State of Indiana. Tenant, under no circumstances, shall be liable or responsible for the making of repairs or replacements to such building or the leased premises as a result of damage caused by any of the hazards covered by such policy provisions during the term hereof or any renewal of such term. Provided, however, notwithstanding the above and foregoing, in no event shall Landlord be required to carry fire and extended coverage insurance upon those improvements in the leased premises installed and made by Tenant nor shall Landlord be required to carry such fire and extended coverage insurance upon any of the personal property or contents of the Tenant at the leased premises.

     Each of the Landlord and Tenant hereby releases the other to the extent of its insurance coverage, from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties, even if such fire or other casualty shall be brought about by the fault or negligence of the other party, or any persons claiming under it, provided, however, that the reciprocal waivers herein contained shall not apply to any damage resulting from the intentional act of the released party.

     16) DEFAULTS AND REMEDIES - If Tenant shall allow the rental to be in arrears more than ten (10) days after written notice from Landlord, or shall remain in default under any other condition of this lease for a period of twenty (20) days after written notice from Landlord, or should any person other than Tenant secure possession of the Leased Premises or any part thereof, by reason of any receivership, bankruptcy proceedings, or other operation of law in any manner whatsoever, Landlord may, at its option, without notice to Tenant, terminate this lease, or in the alternative, Landlord may reenter and take possession of the Leased Premises and remove all persons and property therefrom, without being deemed guilty of any manner of trespass, and relet the Leased Premises or any part thereof, for all or any part of the remainder of said lease term, to a party satisfactory to Landlord, and at such rental as Landlord may with reasonable diligence be able to secure. Should Landlord be unable to relet after reasonable efforts to do so, or should such rental be less than the rental Tenant was obligated to pay under this lease, or any renewal thereof, plus the expense of reletting, the total amount of such deficiency shall become immediately due and owing, and Tenant shall pay the total amount of said deficiency to Landlord.

     The termination of this lease by reason of a default by the Tenant shall not affect the obligation to pay rental and all other obligations under this lease. Such obligations shall continue until the Leased Premises have been relet to another tenant on terms as favorable to the Landlord as this lease. If by due diligence the Landlord is


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     unable to relet the Leased Premises on terms as favorable to the Landlord as this lease, then the Tenant shall be liable for any deficiency or other damages. This paragraph shall be binding whether the termination is affected by judicial process or otherwise.

     All rights and remedies of Landlord and Tenant under this lease shall be cumulative, and none shall exclude any other right or remedy at law. Such rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefore arises. In addition to expenses arising under this paragraph, Tenant shall be responsible for the payment of reasonable attorneys fees in enforcing these provisions.

     17) NOTICES - All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing and shall be sent by United States certified or registered mail, addressed to Landlord at 803 South Calhoun Street, Suite 400, Fort Wayne, Indiana 46802; and addressed to Tenant at the address shown for the leased premises or such other address as Tenant may provide to Landlord.

     18) SIGNAGE. Tenant shall be permitted signage and logo affixed to the building provided that it conforms to the Northbrook Village Tenant Exterior Sign Criteria attached as Exhibit "C" and is approved in writing by Landlord. Tenant shall not affix to or upon the exterior of the Leased Premises any other signs, banners, or awnings except with the prior written consent of Landlord.

     19) OPTION TO RENEW. Provided Tenant is not in default hereunder and that this Lease is in full force and effect at the time, Tenant shall have two consecutive five-year options to renew the term hereof. Each option shall automatically renew unless notice is given in writing by Tenant to Landlord at least six (6) months prior to the last day of the initial term or first renewal term as the case may be that they elect not to renew. Upon such renewal, the terms and conditions hereof shall remain in full force and effect, except the monthly rental at the beginning of the first renewal term shall be $2,618 and shall continue to escalate at the rate of 8% on each anniversary date of the lease during the first renewal term and 2% on each anniversary date of the lease during the second renewal term.

     20) REGULATORY APPROVAL - The effectiveness of this lease is contingent upon Tenant receiving regulatory approval from both State and Federal regulatory agencies. Provided approval is received prior to the commencement of this Lease, this contingency shall be waived and be of no further force and effect.

     21) RIGHT OF FIRST REFUSAL - Tenant shall be granted the right of first refusal to lease the fourth drive-up lane which currently serves the adjacent building. Prior to Landlord signing any lease or granting any renewal options, Tenant shall be notified and have 30-days within which to notify Landlord of their desire to lease or not to lease the fourth additional day.

     IN WITNESS WHEREOF, the parties have executed this document on the date(s) indicated below.


     CHESTNUT-DUPONT PARTNERS, an Indiana general partnership

     BY: /S/ Donald B. Steininger, General Partner  Date:  December 9, 1999
         "Landlord"



     TOWER BANK & TRUST COMPANY

     BY: /S/ Kevin J. Himmelhaver, Chief Financial Officer Date: December 6, 1999 "Tenant"





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     Exhibit "A"

     Proposed Footprint  Building II (diagram)

     2,600 Square Feet Tower Bank

     Felderman Construction, Northbrook Village

















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     Exhibit "B"

         Northbrook Village Scope of Description between Base Building and Tenant Finish12/31/98

         Item                                                    Base Building             Tenant Finish
         PERIMETER WALLS
         Stud Framing                                                  Yes                       No
         Drywall - Taped & Finished                                    Yes                       No
         Windows                                                       Yes                       No
         Elec. Outlets @ 12' o.c. - Conduit
         & Box to above ceiling                                        Yes                       No
         Wall Covering/Paint                                           No                        Yes
         Single Entry Doors                                            Yes                       No
         Window Sills                                                  No                        Yes
         Wall Base/Vinyl Base                                          No                        Yes

         RESTROOMS - ONE UNISEX - INSIDE OF RESTROOM ONLY
         Stud Framing                                                  Yes                       No
         Drywall - Taped & Finished                                    Yes                       No
         Wall Covering/Paint                                           Yes                       No
         Acoustical Ceiling                                            Yes                       No
         Wall Base/Vinyl Base                                          Yes                       No
         Floor Covering/VCT                                            Yes                       No
         Base Cabinet & Countertop                                     Yes                       No
         Plumbing
           Fixtures                                                    Yes                       No
           Vanity                                                      Yes                       No
         HVAC
           Equipment & Capacity                                        Yes                       No
           Distribution Ductwork                                       No                        Yes
           Exhaust Fan                                                 Yes                       No
         Electrical - Lights & Power                                   Yes                       No

         DEMISING WALLS
         Stud Framing                                                  Yes                       No
         Drywall - Taped Finished                                      Yes                       No
         Wall Covering/Paint                                           No                        Yes
         Elec. Outlets @ 12' o.c. - Conduit &
         Box to above ceiling                                          Yes                       No
         Wall Base/Vinyl Base                                          No                        Yes

         TYPICAL RETAIL AREA
         Floor Covering                                                No                        Yes
         Acoustical Ceiling                                            No                        Yes
         HVAC
           Equipment - Roof top unit &
           Controls                                                    Yes                       No
           Distribution Ductwork                                       No                        Yes
           Electric Water Heater                                       Yes                       No
         Electrical
           Switch gear & Meter                                         Yes                       No
           100 to 600 amp - PDP                                        Yes                       No
           Power distribution                                          No                        Yes
           Temporary lighting                                          Yes                       No
           Light Fixtures                                              No                        Yes

         Concrete slab                                                 Yes                       No

         EXTERIOR FEATURES
         Wall Packs at rear of building                                Yes                       No
         Soffit lighting under front canopy                            Yes                       No



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     Exhibit "C"

     NORTHBROOK VILLAGE
     TENANT EXTERIOR SIGN CRITERIA

     A.  General Notes
     These criteria have been established for the purpose of assuring an outstanding shopping center and for the mutual benefit of all tenants.

     Conformance will be strictly enforced. Any installed non-conforming or unapproved signs must be brought into conformance at the expense of the tenant. The Landlord is to administer and interpret the criteria.

     1. All signs and graphics are subject to approval of the Landlord and the Allen County Department of Planning Services.
     2. Each tenant shall submit or cause to be submitted to the Landlord for approval before fabrication at least three copies of detailed drawings indicating the location, size, layout, design and color of the proposed signs, including all lettering and graphics.
     3.  All signs shall be constructed and installed at tenant's expense.
     4. Tenant shall be fully responsible for the operations of tenant's sign contractors.
     5. All signs and their installation shall comply with all local building and electric codes.
     6. Electric service to all signs shall be on tenant's meter and shall not be a part of common area operating costs.
     7. Tenant shall be responsible for the fulfillment of all requirements of these criteria.

     B.  Design and Construction Requirements
     The following specifications shall govern the construction and installation of tenant signage.

     1. All signs are to be in the form of individual illuminated channel letters mounted on a raceway.
     2. Uppercase letters shall not exceed 30" in height and lowercase letters shall not exceed 18" in height.
     3.  No sign shall have more than two lines of copy.
     4. No part of any sign shall be located outside the 48" band which is in the center of the 60" fascia of the building.
     5. Individual tenant logo only may be installed on the face of the tower within the fascia band.
     6. Letter spread: Not to exceed length of 75% of storefront and shall be a minimum of 2'0" from lease line. For example, a storefront measuring 40' can have a sign length not to exceed 30'; a storefront measuring 15' can have a sign length not to exceed 11'.
     7.  All letters shall be fabricated using full welded construction.
     8.  Interior of letters shall be painted a reflective white.
     9. All letters are to be primed with self-etching primer and painted with automotive enamel.
     10. All penetrations of the building structure shall be neatly sealed in a watertight condition.
     11. All secondary wiring shall be housed in sealtite waterproof conduit.
     12. The colors of the lighted channel letters shall be uniform.
             Letter faces - Any primary color with no two adjacent signs the same color
             Neon color - #8300 white
             Trim Cap - Gold
             Letter sidewalls - Same as letter face
             Raceway - Muslin 3034 to match fascia
     13. All visible fasteners shall be painted to match the background.